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                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                             COLUMBIA ENERGY GROUP
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if (i) certificates evidencing shares of common stock, par value $.01 per share (the "Shares"), of Columbia Energy Group, a Delaware corporation (the "Company"), are not immediately available; (ii) if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in the Offer to Purchase) or
(iii) time will not permit certificates evidencing Shares and all required documents to reach the Depositary prior to the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth herein. See Section 3 -- "Procedure for Tendering Shares" of the Offer to Purchase, dated June 25, 1999 (the "Offer to Purchase").

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

           By Mail:               By Facsimile Transmission:     By Hand or Overnight Courier:
                                  (for Eligible Institutions
 Tender & Exchange Department                Only)               Tender & Exchange Department
        P.O. Box 11248                  (212) 815-6213                101 Barclay Street
     Church Street Station                                        Receive and Deliver Window
 New York, New York 10286-1248    For Confirmation Telephone:      New York, New York 10286
                                        (212) 815-6173

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.
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Ladies and Gentlemen:

     The undersigned hereby tenders to CEG Acquisition Corp., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, as amended and supplemented by the Supplement thereto, dated October 18, 1999, and in the related Letter of Transmittal (which, as either may be amended or supplemented from time to time, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares of the Company indicated below pursuant to the guaranteed delivery procedure set forth in Section 3 -- "Procedure for Tendering Shares" of the Offer to Purchase.

 Number of Shares:
 --------------------------------------

 Certificate No(s). (if available):

 -----------------------------------------------------------

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 If Securities will be tendered by
 book-entry transfer:
 --------------------------------------

 Name of Tendering Institution:

 -----------------------------------------------------------

 Account No.:
 ----------------------------------------- at

 Dated:
 ---------------, 1999
SIGNATURE(S) OF HOLDER(S):
Name(s) of Holder(s):

-----------------------------------------------------------

-----------------------------------------------------------
                                (Please Print)

Address:
-------------------------------------------------

-----------------------------------------------------------
                                                                     (Zip Code)
Area Code & Telephone No.:

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                               DELIVERY GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees the delivery to the Depositary of the Shares tendered hereby, in proper form for transfer, or a confirmation that the Shares tendered hereby have been delivered pursuant to the procedures for book-entry transfer set forth in the Offer to Purchase into the Depositary's account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other required documents, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery of Shares, all within three New York Stock Exchange trading days of the date hereof.

 Name of Firm:
 ------------------------------------------

 -----------------------------------------------------------
                              Authorized Signature

 Address:
 -------------------------------------------------

 -----------------------------------------------------------
                                                                      (Zip Code)
Name:
---------------------------------------------------
                                 Please Print

Title:
-----------------------------------------------------

Area Code & Tel. No.:
----------------------------------

Dated:
---------------, 1999

 NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.
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